UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       DATE OF REPORT (Date of earliest event reported): January 23, 2008

                         ------------------------------

                           FIRST MERCHANTS CORPORATION
             (Exact name of registrant as specified in its charter)

                         -------------------------------

         INDIANA                     0-17071                     35-1544218
(State or other jurisdiction   (Commission file number)        (IRS Employer
     of incorporation)                                       Identification No.)

                             200 East Jackson Street
                                  P.O. Box 792
                              Muncie, IN 47305-2814
          (Address of principal executive offices, including zip code)

                                 (765) 747-1500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 23, 2008, First Merchants Corporation issued a press release to report its financial results for the fourth quarter ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K,  including  Exhibit No.
99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits.

           Exhibit 99.1 Press Release, dated January 23, 2008, issued by First Merchants Corporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 First Merchants Corporation
                                        (Registrant)

                                 By: /s/  Mark K. Hardwick
                                    --------------------------------------------
                                          Mark K. Hardwick
                                          Executive Vice President and
                                          Chief Financial Officer
                                          (Principal Financial and
                                          Principal Accounting Officer)


Dated: January 23, 2008

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.             Description
-----------             -----------
    99.1                Press Release, dated January 23, 2008, issued by
                        First Merchants Corporation.

                           First Merchants Corporation

                                Exhibit No. 99.1

                      Press Release, dated January 23, 2008

N / E / W / S     R / E / L / E / A / S / E

January 23, 2008

FOR IMMEDIATE RELEASE
For more information, contact:
Mark K. Hardwick, Executive Vice President/Chief Financial Officer, 765-751-1857 http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES 21 PERCENT INCREASE IN FOURTH QUARTER EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME) has reported fourth quarter 2007 earnings per share of $.51, a 21.4% increase over $.42 earned in the fourth quarter of 2006. Net income for the quarter totaled $9,310,000 compared to $7,659,000 in fourth quarter of 2006.

2007 earnings per share totaled $1.73, a 5.5% increase over the $1.64 earned in 2006. Included in the year-to-date results are two strategic non-recurring expenses.

The first non-recurring expense is related to the early redemption of the Corporation's subordinated debentures payable to First Merchants Capital Trust I and subsequent redemption by First Merchants Capital Trust I of it's outstanding common and preferred fixed rate securities (NASDAQ-FRMEP) as reported on Form 8-K on April 26, 2007. The early redemption of the debentures required the Corporation to accelerate the recognition of the remaining unamortized underwriting fee of approximately $1.8 million, or $.06 per share.

Additionally, in a January 24, 2007 press release, the Corporation announced its plan to integrate the data operations of its Columbus, Ohio, bank into the corporate operations center. The company also announced its plan to re-brand four bank charters into First Merchants Bank, NA. The successful completion of these actions cost $1.1 million during 2007.

The combination of these non-recurring expenses totaled $2.9 million, or $.10 per share. Excluding these non-recurring expenses, earnings per share improved by $.19, or 11.6 percent over 2006.

Total assets equaled $3.78 billion at year-end, an increase of $227 million,  or
6.4 percent, over December 31, 2006. Loans and investments, the Corporation's primary earning assets, totaled $3.33 billion, an increase of $169 million, or
5.3 percent, over the same period last year.

Year-to-date net interest margin totaled 3.55 percent, a 16 basis point decline from the prior year total of 3.71 percent. The decline is meaningful, however, the Corporation's net interest margin did increase in the fourth quarter of 2007 as the Federal Reserve lowered its benchmark fed funds rate by 1 percent.

Total other income increased by $5.9 million, or 17.2 percent. All reported line items produced increases ranging from a low of 9.8 percent to a high of 59.7 percent reflecting the Corporation's focus on fee for service business.

Total other expenses increased by $6.1 million, or 6.4 percent, absent the non-recurring expenses totaling $2.9 million, non-interest expense increased by $3.2 million, or 3.4 percent.

The provision for loan losses increased by $2.2 million to $8.5 million, or 30 basis points based on the Corporation's continued evaluation of the adequacy of the allowance for loan losses. The increased provision in 2007 is reflective of net-charge off's totaling $6.8 million, or 24 basis points, and increased non-performing assets of $11.6 million. The reserve for loan losses increased by $1.7 million in 2007 to $28.2 million and the allowance for loan losses as a percentage of total loans outstanding remained at .98 percent.

Michael C. Rechin, President and Chief Executive Officer, stated that, "The tactical execution of our strategic plan during 2007 is reflective of the commitment our employees have to First Merchants Corporation. Given the distractions of a volatile market and a slowing economy, we believe that our employees have remained focused on meeting our customers' needs and providing great service as evidenced by our loan growth and our non-interest income growth." Rechin also added, "2007 was a turbulent year in the banking sector and this management team is pleased with the momentum our company continues to build. We are committed to our culture statement whereby we expect superior results from our company and ourselves. We are very aware of the economic and credit environment that our industry faces in 2008, but are confident in our ability to show continued progress."

CONFERENCE CALL

First Merchants Corporation will conduct a conference call at 2:30 p.m. Eastern Standard Time on Wednesday, January 23, 2008. To participate, dial (Toll Free) 800-860-2442 and reference First Merchants Corporation's fourth quarter earnings. A replay will be available until January 31, 2008. To access replay, US/Canada participants should dial (Toll Free) 877-344-7529 or for International participants, dial 412-317-0088. The replay passcode is 414887#.

During the call, we may make Forward Looking Statements about our relative business outlook. These Forward Looking Statements and all other statements made during the call that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.

Specific Forward Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.


Detailed financial results are reported on the attached pages:

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. Subsidiaries of the Corporation include First Merchants Bank, N.A., First Merchants Bank of Central Indiana, N.A., Lafayette Bank & Trust Company, N.A., Commerce National Bank and First Merchants Trust Company, N.A. The Corporation also operates First Merchants Insurance Services, a full-service property casualty, personal lines, and healthcare insurance agency and is a majority member of Indiana Title Insurance Company, LLC, a title insurance agency.

First Merchants Corporation's common stock is traded over-the-counter on the NASDAQ National Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company's Internet web page (http://www.firstmerchants.com).


CONSOLIDATED BALANCE SHEETS

(in thousands)                                                               December 31,
                                                                         2007            2006
Assets
   Cash and due from banks                                          $   134,683     $    89,957
   Interest-bearing time deposits                                        24,931          11,284
   Investment securities                                                451,167         465,217
   Mortgage loans held for sale                                           3,735           5,413
   Loans                                                              2,876,843       2,692,601
      Less: Allowance for loan losses                                   (28,228)        (26,540)
                                                                     ----------      ----------
        Net loans                                                     2,848,615       2,666,061
   Premises and equipment                                                44,445          42,393
   Federal Reserve and Federal Home Loan Bank stock                      25,250          23,691
   Interest receivable                                                   23,402          24,345
   Core deposit intangibles and goodwill                                135,856         138,638
   Cash surrender value of life insurance                                70,970          64,213
   Other assets                                                          19,033          23,658
                                                                    -----------     -----------
           Total assets                                             $ 3,782,087     $ 3,554,870
                                                                    ===========     ===========
Liabilities
   Deposits
     Noninterest-bearing                                            $   370,397     $   362,058
     Interest-bearing                                                 2,473,724       2,388,480
                                                                    -----------     -----------
           Total deposits                                             2,844,121       2,750,538
   Borrowings                                                           568,774         440,764
   Interest payable                                                       8,325           9,326
   Other liabilities                                                     20,931          26,917
                                                                    -----------     -----------
           Total liabilities                                          3,442,151       3,227,545
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding -- 18,002,787 and 18,439,843 shares          2,250           2,305
   Additional paid-in capital                                           137,801         146,460
   Retained earnings                                                    202,750         187,965
   Accumulated other comprehensive loss                                  (2,865)         (9,405)
                                                                    -----------     -----------
        Total stockholders' equity                                      339,936         327,325
                                                                    -----------     -----------
        Total liabilities and stockholders' equity                  $ 3,782,087     $ 3,554,870
                                                                    ===========     ===========


FINANCIAL HIGHLIGHTS

                                                Three Months Ended               Year Ended
(In thousands)                                     December 31,                 December 31,
                                                2007          2006          2007          2006
NET CHARGE OFF'S                             $    1,857   $    1,680     $    6,819    $    4,906

AVERAGE BALANCES
  Total Assets                               $3,735,931   $3,499,774     $3,639,772    $3,371,386
  Total Loans                                 2,873,989    2,653,700      2,794,824     2,569,847
  Total Deposits                              2,812,760    2,755,145      2,752,443     2,568,070
  Total Stockholders' Equity                    335,649      326,158        330,786       319,519

FINANCIAL RATIOS
  Return on Average Assets                         1.00%         .88%           .87%          .90%
  Return on Avg. Stockholders' Equity             11.10         9.39           9.56          9.45
  Avg. Earning Assets to Avg. Assets              90.70        90.87          90.91         91.15
  Allowance for Loan Losses as %
  Of Total Loans                                    .98          .99            .98           .99
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                      .26          .25            .24           .19
  Dividend Payout Ratio                           45.10        56.10          53.18         56.10
  Avg. Stockholders' Equity to Avg. Assets         8.98         9.32           9.09          9.48
  Tax Equivalent Yield on Earning Assets           7.13         7.07           7.10          6.92
  Cost of Supporting Liabilities                   3.47         3.53           3.55          3.21
  Net Int. Margin (FTE) on Earning Assets          3.66         3.54           3.55          3.71


CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except share data)                         Three Months Ended          Year Ended
                                                             December 31,            December 31,
                                                           2007      2006          2007        2006
Interest income
   Loans receivable
     Taxable                                            $ 53,338   $ 49,293     $207,268    $186,768
     Tax exempt                                              302        240        1,120         828
   Investment securities
     Taxable                                               3,487      3,219       13,744      12,316
     Tax exempt                                            1,623      1,660        6,548       6,565
   Federal funds sold                                         39        332          172         373
   Deposits with financial institutions                      194        110          582         500
   Federal Reserve and Federal Home Loan Bank stock          344        318        1,299       1,256
                                                        --------   --------     --------    --------
        Total interest income                             59,327     55,172      230,733     208,606
                                                        --------   --------     --------    --------
Interest expense
   Deposits                                               22,398     22,690       89,921      74,314
   Federal funds purchased                                   692         93        3,589       1,842
   Securities sold under repurchase agreements             1,182        488        3,856       3,228
   Federal Home Loan Bank advances                         3,250      2,672       12,497      10,734
   Subordinated debentures, revolving credit lines
     and term loans                                        1,910      2,046        7,750       8,124
   Other borrowings                                            -         67            -         269
                                                        --------   --------     --------    --------
        Total interest expense                            29,432     28,056      117,613      98,511
                                                        --------   --------     --------    --------
Net interest income                                       29,895     27,116      113,120     110,095
   Provision for loan losses                               2,450      1,245        8,507       6,258
                                                        --------   --------     --------    --------

Net interest income
   after provision for loan losses                        27,445     25,871      104,613     103,837
                                                        --------   --------     --------    --------
Other income
   Fiduciary activities                                    2,094      1,862        8,372       7,625
   Service charges on deposit accounts                     3,206      3,010       12,421      11,262
   Other customer fees                                     1,686      1,387        6,479       5,517
   Net realized gains (losses) on sales of
     available-for-sale securities                             1         (4)           -          (4)
   Commission income                                       1,031        881        5,113       4,302
   Earnings on cash surrender value
     of life insurance                                     1,186        712        3,651       2,286
   Net gains and fees on sales of loans                      546        613        2,438       2,171
   Other income                                              383        309        2,077       1,454
                                                        --------   --------     --------    --------
        Total other income                                10,133      8,770       40,551      34,613
                                                        --------   --------     --------    --------

Other expenses
   Salaries and employee benefits                         14,738     14,157       58,843      56,125
   Net occupancy expenses                                  1,619      1,498        6,647       5,886
   Equipment expenses                                      1,619      1,956        6,769       7,947
   Marketing expense                                         505        508        2,205       1,932
   Outside data processing fees                              872        804        3,831       3,449
   Printing and office supplies                              329        401        1,410       1,496
   Core deposit amortization                                 789        781        3,159       3,066
   Write-off of unamortized
     underwriting expense                                      -          -        1,771           -
   Other expenses                                          4,776      4,315       17,547      16,156
                                                        --------   --------     --------    --------
        Total other expenses                              25,247     24,420      102,182      96,057
                                                        --------   --------     --------    --------

Income before income tax                                  12,331     10,221       42,982      42,393
   Income tax expense                                      3,021      2,562       11,343      12,195
                                                        --------   --------     --------    --------
Net income                                              $  9,310   $  7,659     $ 31,639    $ 30,198
                                                        ========   ========     ========    ========

Per Share Data

   Basic Net Income                                          .51        .42         1.73        1.64
   Diluted Net Income                                        .51        .42         1.73        1.64
   Cash Dividends Paid                                       .23        .23          .92         .92
   Average Diluted Shares
     Outstanding (in thousands)                           18,144     18,498       18,307      18,467


CONSOLIDATED BALANCE SHEETS


(in thousands)                                     December 31, September 30,   June 30,    March 31,  December 31,
                                                       2007         2007          2007        2007         2006
Assets
   Cash and due from banks                         $   134,683  $    85,645  $    80,921  $    43,629  $    89,957
   Interest-bearing time deposits                       24,931       22,295        8,898        6,785       11,284
   Investment securities                               451,167      474,613      479,281      476,199      465,217
   Mortgage loans held for sale                          3,735        4,328        2,842        2,732        5,413
   Loans                                             2,876,843    2,869,001    2,806,068    2,731,140    2,692,601
     Less: Allowance for loan losses                   (28,228)     (27,635)     (27,608)     (26,819)     (26,540)
                                                   -----------  -----------  -----------  -----------  -----------
        Net loans                                    2,848,615    2,841,366    2,778,460    2,704,321    2,666,061
   Premises and equipment                               44,445       44,255       44,126       43,262       42,393
   Federal Reserve and Federal Home Loan Bank stock     25,250       25,050       23,822       23,691       23,691
   Interest receivable                                  23,402       25,954       21,615       21,941       24,345
   Core deposit intangibles and goodwill               135,856      136,266      137,056      137,847      138,638
   Cash surrender value of life insurance               70,970       70,082       69,111       68,360       64,213
   Other assets                                         19,033       24,446       23,383       26,047       23,658
                                                   -----------  -----------  -----------  -----------  -----------
        Total assets                               $ 3,782,087  $ 3,754,300  $ 3,669,515  $ 3,554,814  $ 3,554,870
                                                   ===========  ===========  ===========  ===========  ===========
Liabilities
   Deposits
     Noninterest-bearing                           $   370,397  $   355,339  $   362,083  $   325,615  $   362,058
     Interest-bearing                                2,473,724    2,403,836    2,357,518    2,361,773    2,388,480
                                                   -----------  -----------  -----------  -----------  -----------
        Total deposits                               2,844,121    2,759,175    2,719,601    2,687,388    2,750,538
   Borrowings                                          568,774      620,469      587,574      497,188      440,764
   Interest payable                                      8,325        9,170       10,417       10,834        9,326
   Other liabilities                                    20,931       32,745       24,543       30,756       26,917
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities                            3,442,151    3,421,559    3,342,135    3,226,166    3,227,545
Stockholders' equity
   Preferred stock, no-par value
      Authorized and unissued -- 500,000 shares
   Common stock, $.125 stated value
      Authorized -- 50,000,000 shares
      Issued and outstanding                             2,250        2,269        2,286        2,289        2,305
   Additional paid-in capital                          137,801      140,642      143,317      143,672      146,460
   Retained earnings                                   202,750      197,609      193,460      191,476      187,965
   Accumulated other comprehensive loss                 (2,865)      (7,779)     (11,683)      (8,789)      (9,405)
                                                   -----------  -----------  -----------  -----------  -----------
        Total stockholders' equity                     339,936      332,741      327,380      328,648      327,325
                                                   -----------  -----------  -----------  -----------  -----------
        Total liabilities and stockholders' equity $ 3,782,087  $ 3,754,300  $ 3,669,515  $ 3,554,814  $ 3,554,870
                                                   ===========  ===========  ===========  ===========  ===========


NON PERFORMING ASSETS


(in thousands)                               December 31,    September 30,   June 30,    March 31,   December 31,
                                                 2007            2007         2007         2007         2006


Non Accrual Loans                               $ 29,031       $ 30,165      $30,820     $ 22,704     $ 17,926
Renegotiated Loans                                   145             58           58           59           84
                                            ------------   ------------  ------------ ------------ ------------
Non Performing Loans (NPL)                        29,176         30,223       30,878       22,763       18,010
Real Estate Owned and Repossessed Assets           2,573          2,081        2,274        3,102        2,160
                                            ------------   ------------  ------------ ------------ ------------
Non Performing Assets (NPA)                       31,749         32,304       33,152       25,865       20,170
90+ Days Delinquent                                3,578          3,132        5,203        4,554        2,870
                                            ------------   ------------  ------------ ------------ ------------
NPAs & 90 Day Delinquent                          35,327         35,436       38,355       30,419       23,040

Loan Loss Reserve                                 28,228         27,635       27,608       26,819       26,540
YTD Charge-offs                                    6,819          4,962        2,179        1,320        4,906

NPAs / Actual Assets %                             0.84%          0.86%        0.90%        0.73%        0.57%
NPAs & 90 day / Actual Assets %                    0.93%          0.94%        1.05%        0.86%        0.65%
NPAs / Actual Loans & REO (%)                      1.10%          1.12%        1.18%        0.95%        0.75%
Loan Loss Reserves / Actual Loans (%)              0.98%          0.96%        0.98%        0.98%        0.98%
NCOs / YTD Average Loans (%)                       0.24%          0.18%        0.08%        0.05%        0.19%


CONSOLIDATED STATEMENTS OF INCOME
                                                                             Three Months Ended
(in thousands, except share data)                     December 31, September 30  June 30,     March 31,  December 31,
                                                         2007         2007         2007        2007         2006
Interest Income
   Loans receivable
     Taxable                                           $ 53,338     $ 53,081    $ 51,204     $ 49,645     $ 49,293
     Tax exempt                                             302          368         249          201          240
   Investment securities
     Taxable                                              3,487        3,581       3,394        3,282        3,219
     Tax exempt                                           1,623        1,613       1,651        1,661        1,660
   Federal funds sold                                        39           41          91            1          332
   Deposits with financial institutions                     194          145         120          123          110
   Federal Reserve and Federal Home Loan Bank stock         344          328         299          328          318
                                                       --------     --------    --------     --------     --------
       Total interest income                             59,327       59,157      57,008       55,241       55,172
                                                       --------     --------    --------     --------     --------
Interest expense
   Deposits                                              22,398       23,327      22,390       21,806       22,690
   Federal funds purchased                                  692          996       1,047          854           93
   Securities sold under repurchase agreements            1,182        1,195         910          569          488
   Federal Home Loan Bank advances                        3,250        3,302       3,009        2,936        2,672
   Subordinated debentures, revolving credit
     lines and term loans                                 1,910        1,802       2,037        2,001        2,046
   Other borrowings                                           -            -           -            -           67
                                                       --------     --------    --------     --------     --------
        Total interest expense                           29,432       30,622      29,393       28,166       28,056
                                                       --------     --------    --------     --------     --------
Net interest income                                      29,895       28,535      27,615       27,075       27,116
   Provision for loan losses                              2,450        2,810       1,648        1,599        1,245
                                                       --------     --------    --------     --------     --------
Net interest income
   after provision for loan losses                       27,445       25,725      25,967       25,476       25,871
                                                       --------     --------    --------     --------     --------
Other income
   Fiduciary activities                                   2,094        1,985       2,257        2,036        1,862
   Service charges on deposit accounts                    3,206        3,241       3,091        2,883        3,010
   Other customer fees                                    1,686        1,767       1,535        1,491        1,387
   Net realized gains (losses) on sales of
     available-for-sale securities                            1            -           -           (1)          (4)
   Commission income                                      1,031        1,175       1,269        1,638          881
   Earnings on cash surrender value
     of life insurance                                    1,186          998         782          685          712
   Net gains and fees on sales of loans                     546          749         611          532          613
   Other income                                             383          933         221          540          309
                                                       --------     --------    --------     --------     --------
        Total other income                               10,133       10,848       9,766        9,804        8,770
                                                       --------     --------    --------     --------     --------
Other expenses
   Salaries and employee benefits                        14,738       14,583      14,796       14,726       14,157
   Net occupancy expenses                                 1,619        1,818       1,612        1,598        1,498
   Equipment expenses                                     1,619        1,645       1,783        1,722        1,956
   Marketing expense                                        505          560         653          487          508
   Outside data processing fees                             872          972       1,036          951          804
   Printing and office supplies                             329          394         388          299          401
   Core deposit amortization                                789          789         790          791          781
   Write-off of unamortized
     underwriting expense                                     -            -       1,771            -            -
   Other expenses                                         4,776        4,241       4,910        3,620        4,315
                                                       --------     --------    --------     --------     --------
        Total other expenses                             25,247       25,002      27,739       24,194       24,420
                                                       --------     --------    --------     --------     --------
Income before income tax                                 12,331       11,571       7,994       11,086       10,221
   Income tax expense                                     3,021        3,221       1,786        3,315        2,562
                                                       --------     --------    --------     --------     --------
Net income                                             $  9,310     $  8,350    $  6,208     $  7,771     $  7,659
                                                       ========     ========    ========     ========     ========
Per Share Data
   Basic Net Income                                    $    .51     $    .46    $    .34     $    .42     $    .42
   Diluted Net Income                                       .51          .46         .34          .42          .42
   Cash Dividends Paid                                      .23          .23         .23          .23          .23
   Average Diluted Shares
     Outstanding (in thousands)                          18,144       18,276      18,369       18,497       18,498

FINANCIAL RATIOS
  Return on Average Assets                                 1.00%         .90%        .69%         .88%         .88%
  Return on Avg. Stockholders' Equity                     11.10        10.14        7.53         9.47         9.39
  Avg. Earning Assets to Avg. Assets                      90.70        90.88       90.96        91.13        90.87
  Allowance for Loan Losses as %
  Of Total Loans                                            .98          .96         .98          .98          .99
  Net Charge Off's as % Of Avg. Loans
  (Annualized)                                              .26          .39         .23          .20          .25
  Dividend Payout Ratio                                   45.10        50.00       67.65        54.76        56.10
  Avg. Stockholders' Equity to Avg. Assets                 8.98         8.91        9.15         9.32         9.32
  Tax Equivalent Yield on Earning Assets                   7.13         7.17        7.09         7.01         7.07
  Cost of Supporting Liabilities                           3.47         3.65        3.59         3.51         3.53
  Net Int. Margin (FTE) on Earning Assets                  3.66         3.52        3.50         3.50         3.54

LOANS


(in thousands)                                        December 31,  September 30,   June 30,    March 31,   December 31,
                                                          2007         2007          2007        2007           2006
Commercial and industrial loans                       $  662,701    $  626,301   $  590,345   $  557,304    $  537,305
Agricultural production financing and
   other loans to farmers                                114,324       113,132      103,713       97,784       100,098
Real estate loans:
   Construction                                          165,425       160,624      172,247      151,782       169,491
   Commercial and farmland                               947,234       912,063      895,301      906,726       861,429
   Residential                                           744,627       769,890      768,392      756,316       749,921
Individuals' loans for household and other
   personal expenditures                                 187,880       194,181      206,435      210,578       223,504
Tax exempt loans                                          16,423        28,726       23,181       15,306        14,423
Lease financing receivables, net of unearned income        8,351         8,932        7,906        7,648         8,010
Other loans                                               29,878        55,152       38,548       27,696        28,420
                                                    -------------   ----------   ----------   ----------   ------------
                                                       2,876,843     2,869,001    2,806,068    2,731,140     2,692,601
Allowance for loan losses                                (28,228)      (27,635)     (27,608)     (26,819)      (26,540)
                                                    -------------   ----------   ----------   ----------   ------------
        Total loans                                   $2,848,615    $2,841,366   $2,778,460   $2,704,321    $2,666,061
                                                    =============   ==========   ==========   ==========   ============



DEPOSITS


(in thousands)                                      December 31,  September 30,    June 30,    March 31,   December 31,
                                                        2007          2007           2007        2007          2006

Demand deposits                                      $  903,380    $  825,185   $   855,458    $ 787,538    $  883,294
Savings deposits                                        552,379       508,139       494,738      530,692       507,431
Certificates and other time deposits of
   $100,000 or more                                     470,733       472,842       443,355      398,061       408,910
Other certificates and time deposits                    917,629       953,009       926,050      971,097       950,903
                                                    -----------   -----------   -----------   ----------   -----------
        Total deposits                               $2,844,121    $2,759,175   $ 2,719,601   $2,687,388    $2,750,538
                                                    ===========   ===========   ===========   ==========   ===========